Exhibit 99.2

THIRD AMENDMENT TO MINING LEASE AGREEMENT

THIS THIRD AMENDMENT TO MINING LEASE AGREEMENT (the “Third Amendment”) is made and entered into effective as of May 23, 2013 (the “Effective Date”), by and among John E. and Tammi Carrington, husband and wife, whose address is P.O. Box 767, Fallon, Nevada 89407 (collectively, “Carrington”), Mt. Hamilton LLC, a Colorado limited liability company, whose address is 4251 Kipling Street, Suite 390, Wheat Ridge, Colorado 80033 (“MH LLC”), and (for the limited purposes set forth in Paragraphs E and F below) Solitario Exploration & Royalty Corp., a Colorado corporation (“Solitario”) and the Manager of MH LLC, whose address is the same as that of MH LLC.

RECITALS

1.                  Carrington and MH LLC are parties to a Mining Lease Agreement dated March 20, 2006, as amended by that Amendment to Mining Lease Agreement dated June 14, 2007, and further amended by that Agreement and Second Amendment to Mining Lease Agreement dated March 11, 2011 (collectively, the “Carrington Lease”), as referenced in that Memorandum of Lease and Assignment dated October 2, 2007 and recorded in the official records of White Pine County, Nevada on February 21, 2008, as Document No. 341952.

2.                  The Carrington Lease allows MH LLC to conduct exploration, development, mining and related activities on certain unpatented mining claims owned by Carrington in White Pine County, Nevada, as more particularly described in Exhibit A attached hereto and incorporated herein by reference.

3.                  Carrington and MH LLC have agreed to make certain amendments to the Carrington Lease as set forth in this Third Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Third Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto agree as follows:

A.                Carrington and MH LLC agree as follows with respect to Section 3.6 of the Carrington Lease:

(1)               The first paragraph of Section 3.6 is revised to read as follows:

3.6 Work Commitment. There is no work commitment for the Lease Years ending June 1, 2013, June 1, 2014 or June 1, 2015. During each Lease Year beginning with the Lease Year that commences on June 1, 2015, MH LLC shall incur not less than $75,000 of Work Expenses in conducting Work on the Property. MH LLC, if it has not terminated the Agreement on or before June 30th of any year during which it is required to meet the Minimum Work Requirement, shall be obligated to incur the required minimum amount of Work Expenses for the then current Lease Year, even if it subsequently terminates the Agreement during the Lease Year in question. The annual work commitment described in this Section 3.6 shall be referred to as the “Minimum Work Requirement.” Any Work Expenses incurred by MH LLC in excess of $75,000 during any applicable Lease Year may be carried forward and shall apply as a credit toward the minimum amount of Work Expenses required to be incurred or accrued during any subsequent Lease Year.

(2)               Section 3.6.3 is revised to read as follows:

3.6.3 For purposes of this Section 3.6, “Work” shall mean and include all operations and activities of MH LLC (or performed at the request of MH LLC) on or for the benefit of the Property (and any technical work performed off-site that directly relates to those operations and activities) (a) for purposes of determining ore reserves and mineralization, (b) for purposes of development of Minerals from the Property, (c) for construction of a mine, processing and beneficiation facilities and related ancillary facilities, (d) for mining or (e) for mineral processing and beneficiation, including, without limitation, the right to enter upon the Property for purposes of surveying, exploring, testing, sampling, trenching, bulk sampling, prospecting and drilling for Minerals, mine construction, mine development, and to construct and use buildings, roads, power and communication lines, and to use so much of the surface of the Property in such manner as MH LLC deems necessary for the enjoyment of any rights and privileges granted to MH LLC under this Agreement or otherwise necessary to effect the purposes of this Agreement.

(3)               Section 3.6.4 is revised so that the defined term “Exploration and Development Expenses” is replaced by the defined term “Work Expenses” everywhere it appears. In addition, two new clauses (g) and (h) are added to Section 3.6.4, reading as follows:

(g) All expenses incurred in conducting mining, mineral processing and beneficiation; and

(h) To the extent that expenses are incurred as part of a program or plan that includes exploration, development, mining, processing, reclamation or related activities on or for the benefit of both the Property and other properties owned or controlled by MH LLC in the vicinity of the Property, Work Expenses shall include only a proportionate share of those expenses that can be reasonably allocated to the Property.

B.                 The term “Exploration, Development and Related Work” is replaced by the term “Work,” and the term “Exploration and Development Expenses” is replaced by the term “Work Expenses” wherever they appear in the Carrington Lease.

C.                 Carrington and MH LLC agree to amend and restate Section 4 of the Carrington Lease to read in its entirety as follows:

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4. Term. The term of this Agreement shall be for a period of ten (10) years from June 1, 2005 through the Tenth Anniversary Date (the “Primary Term”) unless sooner terminated or canceled as provided in this Agreement, and may be extended in equal ten (10) year increments thereafter so long as exploration, development and/or mining activities are ongoing at the end of the Primary Term (or at the end of any subsequent 10-year period), and all other terms and conditions of this Agreement are being met.

D.                Carrington and MH LLC agree to amend and restate Section 5.1 of the Carrington Lease to read in its entirety as follows (the parties hereby acknowledging and agreeing that all Minimum Payments which were due prior to the Effective Date of this Third Amendment have been paid):

5.1 MH LLC will pay to Carrington, in U.S. Dollars, according to the following schedule:

(a) On or before each of the following:

Eighth Anniversary Date (June 1, 2013) – $30,000
Ninth Anniversary Date – $30,000
Tenth Anniversary Date – $55,000

(b) $110,000 on or before the Eleventh Anniversary Date and each Anniversary Date thereafter. Each Minimum Payment due after the Eleventh Anniversary Date shall be increased by $2,000 over the amount of the Minimum Payment that was made on or before the previous Anniversary Date.

(c) Under no circumstances shall the obligation to make any Minimum Payment be deemed to have accrued prior to any due date set forth above.

E.                 In addition to MH LLC’s obligation to make the Minimum Payments as set forth above, Solitario agrees to issue shares of its common stock (to be delivered by Solitario for the benefit of MH LLC and referred to as the “Shares”) to Carrington as follows:

Date	Number of Shares
On or before June 1, 2013 (“Tranche One”)	21,000
On or before June 1, 2014 (“Tranche Two”)	21,000
On or before June 1, 2015 (“Tranche Three”)	38,500

If on the date of delivery, the actual value of the Tranche One Shares is less than $30,000, or on the date of delivery, the actual value of the Tranche Two Shares is less than $30,000, or on the date of delivery, the actual value of the Tranche Three Shares is less than $55,000 (each a “Target Value”), then MH LLC shall pay the amount of the difference between the actual value and the Target Value to Carrington not later than June 15, 2013, June 15, 2014 and June 15, 2015, respectively. Solitario may also elect that the entire amount of the Target Value of any of

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the Tranche One Shares, the Tranche Two Shares and/or the Tranche Three Shares be paid in cash in lieu of the delivery of Shares (a “Cash Election”). If Solitario makes a Cash Election, MH LLC shall make the actual cash payment to Carrington.

The actual value of each of the Tranche One, Tranche Two and Tranche Three Shares shall be based on the 20-day average closing price of the applicable Shares on the NYSE MKT (the “Exchange”), calculated for the twenty (20) trading days immediately preceding the relevant date. The Shares shall be registered in the name of “John E. and Tammi Carrington, as joint tenants.”

In the event of any reorganization or reclassification of the shares of stock of Solitario, or any other event (including a compulsory acquisition), or a consolidation, amalgamation, arrangement or merger of Solitario with or into any other corporation or other entity, pursuant to which the common shares of Solitario are changed into or exchanged for other shares or other securities, property or cash, unless Solitario has made a Cash Election prior to the delivery to Carrington of the Shares provided for under this Agreement, Solitario or its successor shall thereafter deliver to Carrington at the time or times of delivery of the Shares under this Agreement, the securities, property or cash which Carrington would have received as a result of such reorganization or reclassification or other event, or consolidation, amalgamation, arrangement or merger of Solitario had Carrington been the registered holder of such Shares on such effective date or record date, as the case may be, and Carrington shall be bound to accept such securities, property or cash in lieu of the Shares to which it was previously entitled.

F.                  With respect to the Shares to be delivered to Carrington under Paragraph E of this Third Amendment:

(1)               Carrington represents and warrants to MH LLC and Solitario (which such representations and warranties shall be true and correct as of the Effective Date and thereafter through the date(s) of delivery of the Shares), as follows:

(a) Carrington has taken full cognizance of and understands all of the risk factors related to the purchase of the Shares, including the possible loss of the total amount of the investment. Carrington has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in Solitario, and Carrington is able to bear a complete loss of Carrington’s entire investment.

(b) Carrington has had sufficient access to documents, materials and information concerning Solitario as Carrington deems necessary or appropriate for evaluating an investment in Solitario. Carrington has received and reviewed a copy of Solitario’s Prospectus Supplement (including without limitation the Base Prospectus included therewith) to be filed with the Securities and Exchange Commission (“SEC”) pursuant to rule 424(b)(5) of the Securities Act of 1933, as amended, and relating to Solitario’s Registration Statement on Form S-3 (Reg. No. 333-172929), as amended (the “Prospectus Supplement”). Carrington was able to make

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such appropriate independent investigation as Carrington deemed necessary to verify the information furnished and to obtain such information as Carrington requested prior to making the decision to enter into this Agreement. Carrington has had a reasonable opportunity to review the Prospectus Supplement and ask questions of and receive answers from Solitario’s officers, or a person or persons acting on their behalf, concerning Solitario, the Prospectus Supplement and the Shares and all such questions have been answered to Carrington’s full satisfaction.

(c) No oral or written representations or statements have been made in connection with the offering of the Shares other than as set forth in the Prospectus Supplement.

(d) No foreign, federal, or state authority has made a finding or determination as to the fairness for investment of the Shares and no foreign, federal or state authority has recommended or endorsed or will recommend or endorse the Shares.

(2)               Solitario represents and warrants to Carrington that the Shares to be issued pursuant to this Agreement (i) will, when issued, be duly authorized, validly issued, fully paid and non-assessable and (ii) will be issued pursuant to the Registration Statement, and will not be “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended.

(3)               Promptly after the Effective Date, Solitario shall make an application to each of the Exchange and the Toronto Stock Exchange for the additional listing of the Shares. The parties hereto agree that Solitario shall have the right to provide a copy of this Third Amendment to the Exchange and the Toronto Stock Exchange as required. Solitario shall have no obligation to issue the Shares until the listing applications have been approved by both the Exchange and the Toronto Stock Exchange. If the approval of either the Exchange or the Toronto Stock Exchange cannot be obtained, MH LLC and Solitario may terminate this Third Amendment by providing written notice to Carrington, they shall have no further obligations or liability to Carrington under this Third Amendment, and this Third Amendment will have no further force or effect on the Carrington Lease as currently amended.

(4)               Carrington acknowledges and agrees that Solitario will file the Prospectus Supplement with the relevant U.S. and Canadian securities regulators and stock exchanges, as well as an 8-K filing and related press release which describe the transactions set forth in this Third Amendment.

G.                Carrington and MH LLC agree to amend Section 5.3 of the Carrington Lease as follows:

(i)	By changing the number “$500,000” to “$600,000,” and by changing the number “$1,000,000” to “$1,200,000.”

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(ii)	By revising the sixth sentence so that the language regarding the second phase of the royalty buy-down is revised to read “at the rate of $1,200,000 per 3/4 of one percentage point (.75%) for the next one and one-half (1.50) percentage points.”
(iii)	By changing the reference in the sixth sentence to reducing the NR by purchasing “up to four (4%) percentage points” to purchasing “up to three and one-half (3.50) percentage points.”
(iv)	By changing the language in the ninth sentence from “leaving J Carrington with a one-half of one percentage point percent (0.5%) NR” to “leaving Carrington with a one percent (1%) NR.”

H.                Carrington and MH LLC agree to amend and restate Section 18 of the Carrington Lease to read in its entirety as follows:

18. Indemnity. MH LLC shall defend, indemnify and save harmless Carrington, his successors and assigns, of and from any and all liability whatsoever for any claims, actions or damages, including court costs and attorney’s fees, in any way arising from or relating to MH LLC’s occupation, and use of the Property, or its operations on or in the Property after the Effective Date. Carrington shall defend, indemnify and save harmless MH LLC, its successors and assigns, of and from any and all liability whatsoever for any claims, actions or damages, including court costs and attorney’s fees, in anyway arising from or relating to (a) Carrington’s occupation, ownership and use of the Property, or his operations on or in the Property, in either case before the Effective Date or after termination of this Agreement or after MH LL’s re-conveyance to Carrington of any lands or mining claims surrendered by MH LLC in accordance with this Agreement, as applicable, and (b) Carrington’s use of the Buchanan Property. The parties’ defense, indemnification and hold harmless obligations shall extend to and include, but not be limited to, any and all claims, actions or damages arising from or relating to Federal, state or local laws, regulations or ordinances concerning the preservation of the environment or reclamation of the Property, including the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act, and shall survive the termination of this Agreement.

I.                   Carrington and MH LLC agree to amend and restate Section 26.2 of the Carrington Lease to read in its entirety as follows:

26.2 Termination by MH LLC.

(a) MH LLC may terminate this Agreement any time after June 1, 2015, by giving written notice to Carrington. Such termination shall be effective as of the date of receipt of such notice by Carrington. On or promptly after delivery of the notice of termination, MH LLC shall execute and deliver to Carrington a written release of its interest in this

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Agreement in proper form for recording in White Pine County. In the event of such termination, MH LLC shall have no further obligations or liabilities whatsoever to Carrington under this Agreement, other than those set forth in Sections 3.6, 7 and 18, and those set forth in Section 26.2(b) below.

(b) Upon such termination, MH LLC grants to Carrington, effective as of the date of such termination, a right of access over and on that 160-acre parcel of land known as the “Buchanan Property” (as more particularly described in Exhibit B attached hereto and incorporated herein by reference), so long as such access does not unreasonably interfere with MH LLC’s current or planned exploration, development, mining, processing, reclamation or related operations on the Buchanan Property or any real property owned or controlled by MH LLC in the vicinity of the Buchanan Property. If Carrington desires to conduct any activities on the Buchanan Property, Carrington shall provide notice to MH LLC of the nature of those planned activities and their expected duration, at least twenty (20) days prior to the commencement of such activities. If MH LLC believes that any of Carrington’s planned activities on the Buchanan Property will unreasonably interfere with MH LLC’s existing or planned activities, MH LLC shall notify Carrington within ten (10) days after its receipt of such notice, and in that event the parties shall negotiate in good faith to attempt to agree on an alternative that is acceptable to both parties. Carrington shall not commence any such activities until the parties have agreed to a mutually acceptable alternative. Any activities conducted by Carrington on the Buchanan Property shall be conducted in accordance with applicable federal, state and local laws, rules, and regulations, and all applicable MH LLC safety procedures.

(c) Following such termination, MH LLC shall continue to have access to the Property as necessary to perform and complete all reclamation obligations pertaining to the Property for which it is responsible, as set forth in Section 28 of this Agreement.

J.                   Upon the permanent cessation of MH LLC’s use (or that of its successors or assigns) of the Buchanan Property for exploration, development, mining or related activities, MH LLC shall notify Carrington, and Carrington shall have the option to purchase all of MH LLC’s interest (surface and any mineral rights, subject to the royalty reserved by the previous owner of the Buchanan Property) in the Buchanan Property (the “Option Right”), exercisable by providing written notice to MH LLC at any time within 30 days after receipt of the notice. The purchase price for MH LLC’s interest in the Buchanan Property shall be $10. If Carrington timely exercises the Option Right, MH LLC shall quitclaim the Buchanan Property to Carrington (or Carrington’s heirs, assigns or designees) without any representations and warranties whatsoever as to title to, environmental liabilities or conditions at or affecting or from, or otherwise with respect to, the Buchanan Property. For purposes of this Section 26.2(c), the “permanent cessation” of MH LLC’s activities on the Buchanan Property shall be deemed to have occurred when no activities have taken place for two years. For the avoidance of doubt, if Solitario

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publicly announces that such activities have only been temporarily halted or suspended, permanent cessation shall not be deemed to have occurred. If Carrington exercises the Option Right, the quitclaim deed will provide that MH LLC shall continue to have access to the Buchanan Property as necessary to perform and complete all reclamation obligations pertaining to the Buchanan Property for which it is responsible, and that Carrington’s use of the Buchanan Property shall not unreasonably interfere with any of such ongoing reclamation obligations.

K.                The provisions of Paragraph I of the Second Amendment are hereby deleted from the Carrington Lease in their entirety, and replaced by Paragraph J of this Third Amendment.

L.                 The reference to “Second Amendment” in the next to the last sentence of Section H of the Second Amendment is hereby revised to read “Third Amendment.”

M.               All capitalized terms used but not defined in this Third Amendment shall have the meaning ascribed to them in the Carrington Lease.

N.                Carrington and MH LLC agree that the Property, as defined in the Carrington Lease, consists of all of the unpatented mining claims set forth on the attached Exhibit A. At MH LLC’s election, MH LLC may prepare, the parties shall execute and deliver, and MH LLC may record in the official records of White Pine County, a Memorandum of this Third Amendment for purposes of providing record notice of the unpatented mining claims currently comprising the Property covered by the Carrington Lease.

O.                MH LLC and Carrington agree to amend Section 15.1 of the Carrington Lease to read as follows:

Beginning with the annual assessment work period of September 1, 2004, to September 1, 2005, and for each annual assessment work year thereafter, during the term of this Agreement, MH LLC shall pay all applicable Claim Maintenance Fees, Filing Fees, Recording Fees, and other fees as may be applicable, and do or cause to be done all other acts to maintain and protect the title of the Property.  Provided, that if MH LLC elects to terminate this Agreement or surrender any of the unpatented mining claims that form a part of the Property before March 1 of any year, it shall have no further obligation to perform annual assessment work or pay Claim Maintenance Fees, Filing Fees or Recording Fees, nor to prepare, record and/or file evidence of the same with respect to that year for all of the unpatented mining claims or the surrendered unpatented mining claims, as the case may be. MH LLC shall timely and properly pay all appropriate Federal, state and local annual mining claim maintenance or rental fees, and shall execute and record or file, as applicable, proof of such payment and of Carrington’s intention to hold the Property. In all cases MH LLC will make such payments and execute such recordings and filings, no later than June 1 of each year. MH LLC will further provide Carrington with proof of such payments, recordings and filings on or before July 1 of each respective year. Provided that if MH LLC elects to terminate this Agreement or surrender any of the unpatented mining claims that form a part of the Property after March 1 of any year, it shall be obligated to pay the fees, and record and file proof of payment of the fees with respect to that year, for all of the unpatented mining claims or the surrendered unpatented mining claims, as the case may be.

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P.                  MH LLC and Carrington agree to add the following language to the beginning of Section 29 of the Carrington Lease:

MH LLC agrees that except as set forth in this Section 29, it will not dispose of or discard any cores, sample rejects or pulps from the Property (other than such materials that are disposed of as part of the normal course of the drilling or testing processes), or data relating thereto, without first obtaining written consent from Carrington. Prior to disposing of or discarding any such materials, either upon termination of this Agreement or sooner if MH LLC desires, MH LLC shall notify Carrington of such intention. Within sixty (60) days after receipt of such notice, Carrington may elect to take possession of all or any such materials. If Carrington elects to take possession of said cores, sample rejects, pulps or data, MH LLC will make the same available to Carrington at the Property. If Carrington fails to timely provide notice of the desire to take possession of any or all such materials, or if Carrington elects not to take possession of such materials, MH LLC may immediately dispose of or discard the same.

Q.                The parties hereby confirm and agree that the Carrington Lease, as amended by the terms and provisions of this Third Amendment, and all of the terms and conditions of the Second Amendment, except to the extent specifically modified herein, remain in full force and effect.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first set forth above.

By: /s/ John E. Carrington
John E. Carrington

By: /s/ Tammi Carrington
Tammi Carrington

SOLITARIO EXPLORATION & ROYALTY CORP., a Colorado corporation (which executes this Third Amendment only in connection with the obligations set forth in Paragraphs E and F)

By: /s/ James R. Maronick
Name: James R. Maronick
Title: CFO

MT. HAMILTON LLC

By: SOLITARIO ROYALTY & EXPLORATION CORP.,
its Manager

By: /s/ James R. Maronick
Name: James R. Maronick
Title: CFO

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ACKNOWLEDGMENTS

STATE OF Nevada )
) ss.
COUNTY OF Churchill )

The foregoing instrument was acknowledged before me this 23 day of May, 2013, by John E. Carrington.

Witness my hand and official seal.

My commission expires: 8/1/2015

/s/ Cheryl Ann Venturacci
Notary Public

STATE OF Nevada )
) ss.
COUNTY OF Churchill )

The foregoing instrument was acknowledged before me this 23 day of May, 2013, by Tammi Carrington.

Witness my hand and official seal.

My commission expires: 8/1/2015

/s/ Cheryl Ann Venturacci
Notary Public

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STATE OF Colorado )
) ss.
COUNTY OF Jefferson )

The foregoing instrument was acknowledged before me this 23 day of May, 2013, by James R. Maronick, as CFO of Solitario Exploration & Royalty Corp., a Colorado corporation.

Witness my hand and official seal.

My commission expires: 10/27/14

/s/ Paula Mann
Notary Public

STATE OF Colorado )
) ss.
COUNTY OF Jefferson )

The foregoing instrument was acknowledged before me this 23 day of May, 2013, by James R. Maronick, as CFO of Solitario Royalty & Exploration Corp., a Colorado corporation, as Manager of Mt. Hamilton LLC, a Colorado limited liability company.

Witness my hand and official seal.

My commission expires: 10/27/14

/s/ Paula Mann
Notary Public

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Exhibit A

Mining Claims Covered by Carrington Lease

Claim Name	White Pine County Recording Information	BLM Serial No.

Venus Lode	B 378 / P 193	NMC 861421
May Lode	B 378 / P 195	NMC 861422
Mack Lode	B 378 / P 192	NMC 861423
Ada Fraction	B 378 / P 194	NMC 861424
AR 39	B 455 / P 054	NMC 933796
AR 40	B 455 / P 055	NMC 933797
AR 42	B 455 / P 057	NMC 933799
AR 44	B 455 / P 059	NMC 933801
AR 53	B 455 / P 060	NMC 933802
AR 54	B 455 / P 061	NMC 933803
AR 55	B 455 / P 062	NMC 933804
AR 56	B 455 / P 063	NMC 933805
AR 102	B 565 / P 532	NMC 1044898
AR 103	B 565 / P 533	NMC 1044899
JC 11	B 565 / P 525	NMC 1044891
JC 13	B 565 / P 526	NMC 1044892
JC 14	B 565 / P 527	NMC 1044893
JC 15	B 565 / P 528	NMC 1044894
JC 16	B 565 / P 534	NMC 1047577
JC 17	B 565 / P 535	NMC 1047578
JC 18	B 565 / P 536	NMC 1047579
JC 20	B 565 / P 529	NMC 1044895
JC 21	B 565 / P 530	NMC 1044896
JC 22	B 565 / P 531	NMC 1044897
JC 30	B 565 / P 537	NMC 1047580
JC 31	B 565 / P 538	NMC 1047581
JC 32	P 565 / P 539	NMC 1047582
JC 33	B 565 / P 540	NMC 1047583
JC 34	B 565 / P 541	NMC 1047584
JC 35	B 565 / P 542	NMC 1047585
JC 40	B 573 / P 170	NMC 1054204
JWP 1	B 596 / P 406	NMC 1082917
JWP 2	B 596 / P 407	NMC 1082918
JWP 3	B 596 / P 408	NMC 1082919
JWP 4	B 596 / P 409	NMC 1082920
JWP 5	B 596 / P 410	NMC 1082921
JWP 6	B 596 / P 411	NMC 1082922
JWP 12	B 596 / P 412	NMC 1082923
JWP 19	B 596 / P 413	NMC 1082924
JWP 20	B 596 / P 414	NMC 1082925

A-1

JWP 21	B 596 / P 415	NMC 1082926
JWP 22	B 596 / P 416	NMC 1082927
JWP 23	B 596 / P 417	NMC 1082928
JWP 100	B 596 / P 418	NMC 1082929

A-2

Exhibit B

The following described lands located in White Pine County, Nevada:

Township 16 North, Range 57 East, MDB&M

Section 20: SE1/4 (160 acres)

B-1